UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2016

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois (Address of principal executive offices)		60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2016, Equity Residential (the “Company”) and its operating partnership, ERP Operating Limited Partnership (the “Operating Partnership”), entered into a Distribution Agreement (a “Distribution Agreement”) with each of J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNY Mellon Capital Markets, LLC, Morgan Stanley & Co. LLC, Mitsubishi UFJ Securities (USA), Inc., Scotia Capital (USA) Inc. and UBS Securities LLC, as sales agents (individually, a “Sales Agent” and together, the “Sales Agents”), with respect to the issuance and sale of up to 13,000,000 common shares of beneficial interest, par value $0.01 per share, of the Company (the “Shares”) from time to time during a three-year period in “at the market” offerings or certain other transactions (the “ATM Program”). The 13,000,000 Shares consist of 13,000,000 Shares that remain unsold under the prospectus supplement dated July 31, 2013 to the prospectus dated July 30, 2013, which expired upon the filing of the automatic shelf registration statement discussed below. The Distribution Agreement provides that each Sales Agent will be entitled to compensation not to exceed 2.0% of the gross sales price per share for any of the Shares sold under the Distribution Agreement.

The Shares will be issued pursuant to the prospectus supplement filed on June 29, 2016 and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-212284) filed on June 28, 2016 with the Securities and Exchange Commission. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Distribution Agreement is filed as Exhibit 1.1 to this Current Report. The description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement filed herewith as an exhibit to the Current Report.

Item 7.01	Regulation FD Disclosure.

Automatic Shelf Registration & Share Repurchase Program

The automatic shelf registration statement referred to above was filed to replace the Company’s automatic shelf registration that was scheduled to expire on July 30, 2016. The Company also maintains a share repurchase program with authorization for the repurchase of up to 13 million Shares.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Distribution Agreement, dated June 29, 2016, among the Company, the Operating Partnership, J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNY Mellon Capital Markets, LLC, Morgan Stanley & Co. LLC, Mitsubishi UFJ Securities (USA), Inc., Scotia Capital (USA) Inc. and UBS Securities LLC

5.1	Opinion of DLA Piper LLP (US)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: June 29, 2016	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Corporate Secretary

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: June 29, 2016	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Corporate Secretary